EXHIBIT 99.1


                       CASTLERIGG MASTER INVESTMENTS, LTD.
                          c/o Sandell Asset Management
                         40 West 57th Street, 26th Floor
                            New York, New York 10019




May 29, 2008


Raptor Networks Technology, Inc.
1241 E. Dyer Road, Suite 150
Santa Ana, California  92705


         Re:  Waiver

Ladies and Gentlemen:

      Reference is hereby made to (i) that certain Registration Rights Agreement, dated as of March 31, 2008 (the "2008 REGISTRATION RIGHTS AGREEMENT"), by and among Raptor Networks Technology, Inc., a Colorado corporation (the "COMPANY"), Castlerigg Master Investments Ltd. ("CASTLERIGG"), Cedar Hill Capital Partners Onshore, LP ("CEDAR ONSHORE"), and Cedar Hill Capital Partners Offshore, Ltd. (together with Castlerigg and Cedar Onshore, each a "BUYER", and collectively, the "BUYERS"), (ii) that certain Amended and Restated Registration Rights Agreement, dated as of January 18, 2007 (the "2007 REGISTRATION RIGHTS AGREEMENT"), by and among the Company and the Buyers, and
(iii) that certain letter, dated April 10, 2008, by Castlerigg (the "INVESTOR DEMAND"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the 2008 Registration Rights Agreement.

      As of the Effective Date (as defined below), the Investor hereby agrees that, notwithstanding anything contained in the 2008 Registration Rights Agreement to the contrary, until the earlier to occur of (x) the date that is thirty (30) days following the Company's receipt of guidance from the SEC with respect to the Company's ability to avail itself of a registration statement consistent with the SEC's interpretation of Rule 415 and (y) August 31, 2008 (the "EXTENDED INITIAL FILING DEADLINE"), no Registration Delay Payments shall be payable with respect to the Initial Registrable Securities that are the subject of the Investor Demand.

      Notwithstanding anything contained in the 2008 Registration Rights Agreement or the Investor Demand to the contrary, effective as the Effective Date, the Investor hereby waives the right to have the Warrant Shares included in the Initial Registration Statement and hereby consents to the registration in the Initial Registration Statement of up to 22,754,163 shares of Common Stock issuable upon exercise of the Series L-1 Warrants and up to 7,281,332 shares of Common Stock issuable upon exercise of the Series L-2 Warrants (which are Registrable Securities under the 2007 Registration Rights Agreement and Additional Registrable Securities under the 2008 Registration Statement).

      At the Effective Time, the Company shall reimburse the Investor for its legal fees and expenses in connection with the preparation and negotiation of this waiver (the "LEGAL FEE AMOUNT") and the transactions related thereto by paying any such amount to Schulte Roth & Zabel LLP by wire transfer of immediately available funds in accordance with the instructions provided by Schulte Roth & Zabel LLP to the Company on or prior to the Effective Time. Except as otherwise set forth in this waiver, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this waiver.

      This waiver shall be effective upon the later of (x) execution by each of the other investors who are a party to the 2008 Registration Rights Agreement of a waiver identical to this waiver and (y) the payment to Schulte Roth and Zabel of the Legal Fee Amount (such date, the "EFFECTIVE DATE").

      Except as modified by the provisions hereof, the 2008 Registration Rights Agreement will remain in full force and effect in accordance with its terms. Except as expressly set forth herein, the execution of this waiver and any discussions, negotiations, correspondence and other communications, drafts of documents and meetings among the parties hereto DO NOT represent and SHALL NOT be construed or relied upon as being (i) a waiver of or prejudicial to any rights the parties may have or (ii) a waiver of the parties' rights under any statute or under any applicable law or (iii) an admission or declaration against interest by either party hereto.

      This waiver may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and be effective as of the date written above; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

      If any provision of this waiver is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this waiver so long as this waiver as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

      All questions concerning the construction, validity, enforcement and interpretation of this waiver shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this waiver and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WAIVER OR ANY TRANSACTION CONTEMPLATED HEREBY. This waiver may only be amended, modified and supplemented by written agreement of the parties hereto.

This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

On or before 8:30 a.m., New York City time, on the first Business Day following the date of this waiver, the Company shall issue a press release and file a Current Report on Form 8-K describing the terms of this waiver in the form required by the 1934 Act and attaching the this waiver, as an exhibit to such filing (including all attachments, the "8-K FILING"). From and after the filing of the 8-K Filing with the SEC, no Buyer shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide any Buyer with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of such Buyer. If a Buyer has, or believes it has, received any such material, nonpublic information regarding the Company or any of its Subsidiaries, it shall promptly provide the Company with written notice thereof. The Company shall, within five

(5) Trading Days of receipt of such notice, make public disclosure of such material, nonpublic information. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Buyer shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure, except where, as a result of the willful misconduct or gross negligence of such Buyer, any such disclosure contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Subject to the foregoing, neither the Company, its Subsidiaries nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of any applicable Buyer, and except as contemplated by the prior subsection (i) or as required by applicable law or regulation, neither the Company nor any of its Subsidiaries or affiliates shall disclose the name of such Buyer in any filing, announcement, release or otherwise.

The obligations of the Investor under any Transaction Document or this waiver are several and not joint with the obligations of any other Buyer, and the Investor shall not be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document or this waiver. Nothing contained herein or in any other Transaction Document or this waiver, and no action taken by the Investor pursuant hereto, shall be deemed to constitute the Investor and the other Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investor and the other Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents or the this waivers. The Company and the Investor confirm that the Investor has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this waiver or out of any other Transaction Documents or this waiver, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any Person with respect to any amendment, settlement or waiver (each a "SETTLEMENT DOCUMENT") relating to the terms, conditions and transactions contemplated hereby, is or will be more favorable to such Person than those of the Investor and this waiver shall be, without any further action by the Investor or the Company, deemed amended and modified in an economically and legally equivalent manner such that the Investor shall receive the benefit of the more favorable terms contained in such Settlement Document. Notwithstanding the foregoing, the Company agrees, at its expense, to take such other actions (such as entering into amendments to the Transaction Documents) as the Holder may reasonably request to further effectuate the foregoing.

                      [SIGNATURES APPEAR ON THE NEXT PAGE]

      If this waiver accurately reflects the understanding and agreement of the Company, please sign below and return an executed copy of this waiver to the undersigned.

Very truly yours,

CASTLERIGG MASTER INVESTMENTS LTD.


By: /s/ Timothy O'Brien
    ---------------------------------
    Name: Timothy O'Brien
    Title: Chief Financial Officer



AGREED TO AND ACCEPTED BY:


RAPTOR NETWORKS TECHNOLOGY, INC.


By: /s/ Bob van Leyen
    --------------------------------
    Name: Bob van Leyen
    Title: Chief Financial Officer